                                                                    EXHIBIT 1.1


                                7,500,000 SHARES

                                 GOTO.COM, INC.

                         COMMON STOCK, $0.0001 PAR VALUE

                             UNDERWRITING AGREEMENT


                                                                   June __, 2001


CREDIT SUISSE FIRST BOSTON CORPORATION
SALOMON SMITH BARNEY INC.
US BANCORP PIPER JAFFRAY,
  As Representatives of the Several Underwriters,
  c/o Credit Suisse First Boston Corporation
    Eleven Madison Avenue,
      New York, N.Y. 10010-3629

Dear Sirs:

        1. Introductory. GoTo.com, Inc., a Delaware corporation ("COMPANY") proposes to issue and sell 2,500,000 shares ("COMPANY SECURITIES") of its Common stock, $0.0001 par value ("SECURITIES"), and the stockholder listed in Schedule A hereto ("SELLING STOCKHOLDER") proposes to sell 5,000,000 outstanding shares ("SELLING STOCKHOLDER SECURITIES") of the Securities (such 7,500,000 shares of Securities being hereinafter referred to as the "FIRM SECURITIES"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, not more than _________ additional shares of its Securities, and the Selling Stockholder also proposes to sell to the Underwriters, at the option of the Underwriters, not more than _________ additional outstanding shares of the Company's Securities, as set forth below (such 1,125,000 additional shares being hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Company and the Selling Stockholder hereby agree with the several Underwriters named in Schedule B hereto ("UNDERWRITERS") as follows:

        2. Representations and Warranties of the Company and the Selling Stockholder. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                (i) A registration statement (No. 333-62352) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either
        (A) an additional
        registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the

        "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in
        Section 7(c) hereof.

                (iii) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company (a "MATERIAL ADVERSE EFFECT").

                (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                (v) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company, except as otherwise disclosed in, incorporated into, or contemplated by the Registration Statement and except for options granted since April 30, 2001 not in excess of the number of options reserved and available for grant as disclosed in the Registration Statement, and except for option and warrant exercises since April 30, 2001.

                (vi) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive rights pursuant to the Company's Certificate of Incorporation or Bylaws or applicable federal, California or Delaware law or any agreement or instrument to which the Company is a party or by which the Company or its property is bound; and the Company Securities have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Company Securities will not be subject to any preemptive rights.

                (vii) The authorized capital stock of the Company conforms, in all material respects, as to legal matters to the description thereof contained in the Prospectus.

                (viii) The Securities are listed on the Nasdaq Stock Market's National Market.

                (ix) The Company is not in violation of its charter or bylaws or, except as would not have a Material Adverse Effect, in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company is a party or by which the Company or its property is bound.

                (x) The execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or by the National Association of Securities Dealers, Inc.), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or bylaws of the Company or, except as would not have a Material Adverse Effect, any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company is a party or by which the Company or its property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company or its property or
        (iv) result in the suspension, termination or revocation of any Authorization (as defined below) of the Company or any other impairment of the rights of the holder of any such Authorization.

                (xi) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                (xii) To the Company's knowledge, the Company owns or possesses, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("INTELLECTUAL PROPERTY") currently employed by it in connection with the business now operated by it except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operation of the Company; and except as disclosed in the Registration Statement (specifically including, but not limited to, the disclosure under the caption "Risk Factors--We may not be able to protect our Internet domain name or intellectual property rights upon which our business relies; We face risks of claims from third parties for intellectual property infringement and other matters that could adversely affect our business"), the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company.

                (xiii) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required by the Securities Exchange Act of 1934, as amended (the "'34 ACT"), to be described in any periodic report or filing pursuant thereto which is not so described.

                (xiv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
        (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (xv) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company is or is reasonably likely to be a party or to which any of its property is or is reasonably likely to be subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

                (xvi) The Company has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals as are necessary to own, lease, license and operate its properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company. Each such Authorization is valid and in full force and effect and the Company is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                (xvii) This Agreement has been duly authorized, executed and delivered by the Company.

                (xviii) Ernst & Young, LLP are independent public accountants with respect to the Company as required by the Act.

                (xix) The financial statements included in and incorporated into the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Company on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in or incorporated into the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in or incorporated into the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared.

                (xx) The Company is not and, after giving effect to the offering and sale of the Company Securities and the application of the proceeds thereof as described in the Prospectus, will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                (xxi) Except as disclosed in the Registration Statement, or except as such rights have been duly waived in writing, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Offered Securities registered pursuant to the Registration Statement.

                (xxii) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company, and (iii) the Company has not incurred any material liability or obligation, direct or contingent.

                (xxiii) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                (xxiv) The documents of the Company incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied with and will comply in all material respects with the requirements of the '34 Act, and the rules and regulations thereunder, and, when read together and with the other information in the Prospectus, at the time the Registration Statement became, and any amendments thereto become, effective, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                        (b) The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

                (i) The Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by the Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date.

                (ii) The Selling Stockholder has read the contents of any Registration Statement and the Prospectus, and the Selling Stockholder has no knowledge of any facts or circumstances that indicate, and the Selling Stockholder has no reason to believe, that any Registration Statement (when such Registration Statement became or will become effective) or the Prospectus (when filed pursuant to Rule 424(b)) contained or will contain any untrue statement of a material fact or omitted or will omit any material fact required to be stated therein or necessary to make the statements therein not misleading.

                (iii) Statements containing information pertaining to the Selling Stockholder and the Offered Securities to be offered and sold by the Selling Stockholder hereunder set forth in the Prospectus under the captions "Principal and Selling Stockholders" and "Risk Factors -- Future sales of our common stock by our stockholders may depress our stock price" are and will be true and accurate in all material respects and such statements do not omit any material fact necessary to make such statements not misleading.

                (iv) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Selling Stockholder and any person that would give rise to a valid claim against the Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                (v) The Selling Stockholder is not and, after giving effect to the offering and sale of the Offered Securities to be sold by the Selling Stockholder will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended, or "controlled" by an "investment company" under that act.

        3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholder agree, severally and not jointly, to sell to each

Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder, at a purchase price of $_________ per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 2,500,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of the Selling Stockholder in Schedule A hereto, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

        The Company and the Selling Stockholder will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of _________ in the case of _________ shares of Firm Securities and _________ in the case of _________ shares of Firm Securities, at the office of _________, at _________ A.M., New York time, on _________, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the '34 Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of _________ at least 24 hours prior to the First Closing Date.

        In addition, upon written notice from CSFBC given to the Company and the Selling Stockholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company and the Selling Stockholder agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of shares specified in any such notice by a fraction the numerator of which is _________ in the case of the Company and _________ in the case of the Selling Stockholder and the denominator of which is the total number of Optional Securities (subject to adjustment by CSFBC to eliminate fractions). Such Optional Securities shall be purchased from the Company and the Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Selling Stockholder.

        Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company and the Selling Stockholder will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of ________ in the case of _________ Optional Securities and _________ in the case of _________ Optional Securities at the office of _________. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of _________ at a reasonable time in advance of such Optional Closing Date.

        4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

        5. Certain Agreements of the Company and the Selling Stockholder. The Company agrees with the several Underwriters and the Selling Stockholder that:

                (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph
(4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

                The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent, which consent shall not be unreasonably withheld; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration

Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

                (e) The Company will furnish to the Representatives copies of each Registration Statement (one of which will be manually signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Stockholder will pay the expenses of printing and distributing to the Underwriters all such documents.

                (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

                (g) During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the '34 Act or mailed to stockholders.

                (h) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options or issuances of Securities pursuant to the Company's dividend reinvestment plan. Notwithstanding the preceding sentence, during such period, the Company may offer and/or sell Securities or securities convertible or exercisable into such Securities (in one or more steps) in an acquisition of another corporation or entity; provided that (i) such Securities do not exceed, in the aggregate, 10% of the outstanding Securities as of the date hereof, including the Offered Securities, and (ii) the acquisition is effected pursuant to an agreement providing that (A) the recipients of any securities of the Company issued pursuant thereto agree to be bound by lock-up restrictions substantially similar to the agreements to be entered into by the executive officers and directors of the Company hereunder and in form and substance reasonably satisfactory to the Underwriters, (B) certificates representing any securities of the Company issued pursuant thereto bear restrictive legends referring to the lock-up provisions contained in the agreement and (C) appropriate stop-transfer instructions with respect to any securities of the Company issued pursuant thereto be supplied to the Company's stock transfer agent.

                (i) The Company and the Selling Stockholder agree with the several Underwriters that the Company and the Selling Stockholder will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholder, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings (including without limitation, any fees and expenses related to any electronic or "virtual" roadshow) with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Stockholder of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters. Except as provided in this paragraph (i), Section 7 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel. Nothing provided in this paragraph (i) shall prevent the Company and the Selling Stockholder from agreeing as between themselves on the allocation of expenses incurred in connection with the offering.

                (j) To use reasonable efforts to list for quotation the Offered Securities on the Nasdaq Stock Market's National Market and to maintain the listing of the Offered Securities on the Nasdaq Stock Market's National Market.

                (k) To use reasonable efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Optional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Offered Securities.

                (l) The Selling Stockholder will comply with the terms and conditions of the lock-up agreement executed by the Selling Stockholder as of June 4, 2001.

        6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

                (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating, among other things, that:

                (i) in their opinion the financial statements audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the '34 Act and the related Rules and Regulations;

                (ii) they have read the minutes of meetings of the shareholders and the Board of Directors of the Company through June 1, 2001 and have carried out other procedures to June 1, 2001 as follows:

                        (A) with respect to the three-month periods ended March
                31, 2001 and 2000 they have:

                                (1) performed the procedures specified by the
                        American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited condensed consolidated financial statements for these periods, included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 and also included in the Registration Statement; and

                                (2) inquired of certain officials of the Company
                        who have responsibility for financial and accounting matters as to whether the unaudited condensed consolidated financial statements referred to under
                        Section 6(a)(ii)(A)(1) comply as to form in all material respects with the applicable accounting requirements of the '34 Act as it applies to Form 10-Q and the related rules and regulations adopted by the Commission.

                        (B) with respect to the period from April 1, 2001 to
                June 1, 2001, they have:

                                (1) read the unaudited consolidated trial
                        balance as of April 30, 2001 furnished to them by the Company, officials of the Company having advised them that no consolidated trial balance as of any date or for any period subsequent to April 30, 2001 was available; and

                                (2) inquired of certain officials of the Company
                        who have responsibility for financial and accounting matters as to whether the unaudited consolidated trial balance referred to under Section 6(a)(ii)(B)(1) is stated on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement.

                (iii) they have read the Current Report on Form 8-K dated June 5, 2001, incorporated by reference in the Registration Statement and have carried out other procedures to June 1, 2001 as follows:

                        (A) with respect to the three-month period ended March
                31, 2000 they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited condensed financial statements for this period, included in the Company's Current Report on Form 8-K dated June 5, 2001 incorporated by reference in the Registration Statement; and

                        (B) they have:

                                (1) read the unaudited pro forma condensed
                        combined statement of operations for the year ended December 31, 2000 incorporated by reference in the Registration Statement;

                                (2) inquired of certain officials of the Company
                        who have responsibility for financial and accounting matters as to the basis for their determination of the pro forma adjustments and whether the unaudited pro forma condensed combined statement of operations referred to in Section 6(iii)(B)(1) complies as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X; and

                                (3) proved the arithmetic accuracy of the
                        application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed financial statements.

                (iv) they have read the Current Report on Form 8-K/A dated January 31, 2000 and the Current Report on Form 8-K dated May 3, 2000 incorporated by reference in the Registration Statement and have carried out other procedures to June 1, 2001 in that they have:

                        (A) they have read the unaudited pro forma condensed
                combined statement of operations for the year ended December 31, 1999 incorporated by reference in the Registration Statements;

                        (B) inquired of certain officials of the Company who
                have responsibility for financial and accounting matters as to the basis for their determination of the pro forma adjustments, and whether the unaudited pro forma condensed combined statement of operations referred to in Section 6(iv) complies as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X; and

                        (C) proved the arithmetic accuracy of the application of
                the pro forma adjustments to the historical amounts in the unaudited pro forma condensed combined financial statements.

                (v) nothing came to their attention as a result of the foregoing procedures that caused them to believe that:

                        (A) any material modifications should be made to the
                unaudited condensed consolidated financial statements described in Section 6(ii)(A)(1) above, included in the Registration Statements, for them to be in conformity with generally accepted accounting principles;

                        (B) the unaudited condensed consolidated financial
                statements discussed in Section 6(ii)(A)(1) above do not comply as to form in all material respects with the applicable accounting requirements of the `34 Act as it applies to Form 10-Q and the related rules and regulations adopted by the Commission; or

                        (C) (1) at April 30, 2001, there was any change in the
                capital stock, increase in long-term debt or decrease in consolidated net current assets or shareholders' equity of the consolidated companies as compared with the amounts shown in the

                March 31, 2001 unaudited condensed consolidated balance sheet included in the Registration Statement; or (2) for the period from April 1, 2001 to April 30, 2001, there was any decrease, as compared with the corresponding period in the preceding year, in consolidated revenues or in the total or per-share amounts of consolidated net loss, except in all instances for changes, increases, or decreases that the Registration Statements disclose have occurred or may occur and except for increased common shares outstanding resulting from employee option exercises of approximately 6,800 shares; decreases in consolidated net current assets from $41,310,000 at March 31, 2001 to $40,231,000 at April 30, 2001; and decreases in shareholders' equity from $82,644,000 at March 31, 2001 to $80,656,000 at April 30, 2001.

                (vi) nothing came to their attention as a result of the procedures specified in Sections 6(iii) and 6(iv) that caused them to believe that the unaudited pro forma condensed combined financial information referred to in Section 6(iii)(B)(1) and Section 6(iv) incorporated by reference in the Registration Statements do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of the unaudited pro forma condensed combined financial information.

                (vii) they have inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether:
        (a) at June 1, 2001 there was any change in the capital stock, increase in long-term debt of the Company as compared with the amounts shown on the March 31, 2001 unaudited condensed consolidated balance sheet included in the Registration Statements, or (b) for the period from April 1, 2001 to June 1, 2001, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, and that on the basis of these inquiries and their reading of the minutes as described in Section 6(ii) above, nothing came to their attention that caused them to believe that there was any such change, increase, or decrease, except in all instances for changes, increases, or decreases that the Registration Statements disclose have occurred or may occur and except for increased common shares outstanding resulting from employee option exercises of approximately 202,000 shares.

                (viii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection and subsection (b) below, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection and subsection
(b) below.

                (b) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Frank, Rimerman & Co. LLP confirming that, as of December 6, 1999 and during the period covered by the balance sheet of Cadabra Inc. ("CADABRA") as of December 31, 1998 and the statement of operations, shareholders' equity and cash flows for the year ended December 31, 1998, they were independent public accountants with respect to Cadabra within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that the financial statements of Cadabra audited by them and incorporated by reference in the Registration Statements comply as to form in all material respects with generally accepted accounting principles.

                (c) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

                (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or Nasdaq Stock Market's National Market, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by U.S. Federal or New York authorities; or
(v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                (e) The Representatives shall have received an opinion, dated such Closing Date, of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, to the effect that:

                (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing as a foreign corporation in California;

                (ii) all the outstanding shares of capital stock of the Company issued from the date of the Company's inception until June 18, 1999 have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive rights pursuant to the Company's Certificate of Incorporation or Bylaws or applicable federal, California or Delaware law or, to such counsel's knowledge, any agreement or instrument required to be filed as an exhibit to the Registration Statement or as an exhibit to any periodic report or filing pursuant to the '34 Act, or pursuant to the Stockholder's Rights Agreements for the Series A, B, C & D Preferred Stock of the Company dated September 15, 1997, May 7, 1998, July 31, 1998 and April 14, 1999,
        respectively (the "FINANCING DOCUMENTS"), except such rights as have been duly waived in writing or exercised;

                (iii) the Company Securities have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Company Securities will not be subject to any preemptive rights pursuant to the Company's Certificate of Incorporation or Bylaws or applicable federal or California law or Delaware corporate law or, to such counsel's knowledge, any agreement or instrument;

                (iv) the Company is not required to register as an "investment company" under the Investment Company Act of 1940, as amended;

                (v) this Agreement has been duly authorized, executed and delivered by the Company;

                (vi) the authorized capital stock of the Company conforms as to legal matters, in all material respects, to the description thereof contained in the Prospectus;

                (vii) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to such counsel's knowledge, pending before or contemplated by the Commission;

                (viii) the statements under the captions "Risk Factors--Our charter documents and change of control severance agreements with our management will make it more difficult to acquire us; Future sales of our common stock by our stockholders may depress our stock price", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents and proceedings;

                (ix) to such counsel's knowledge, the Company is not in violation of its charter or bylaws;

                (x) the execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated by this Agreement will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency customarily applicable to these types of transactions (except such as may be required under the securities or Blue Sky laws of the various states or any applicable foreign jurisdictions), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or bylaws of the Company or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is filed as an Exhibit to the Registration Statement, to which the Company is a party or by which the Company or its property is bound, or the Financing Documents or (C) violate or conflict with any applicable law or any rule or regulation customarily applicable to these types of transactions, or, to such counsel's knowledge, any judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company or its property;

                (xi) such counsel does not know of any legal or governmental proceedings pending or threatened in writing to which the Company is or might reasonably likely be a party or to which any of its property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or as an exhibit to any periodic report or filing pursuant to the '34 Act that are not so described or filed as required; and

                (xii) to such counsel's knowledge and except as disclosed in the Registration Statement or otherwise waived in writing, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Offered Securities registered pursuant to the Registration Statement; and

                In addition, such counsel shall state that although such counsel has not passed upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has not made any independent check or verification thereof, such counsel has participated in the preparation of the Registration Statement and the Prospectus and in conferences with certain officers and other representatives of the Company, representatives of the independent public accountants for the Company, and Representatives and the Underwriters' counsel at which the contents of the Registration Statement and the Prospectus were discussed, and on the basis of and subject to the foregoing, such counsel believes that (i) as of its effective date and as of the Closing Date, the Registration Statement or any amendment thereto (other than the financial statements and related schedules and the financial and statistical data derived from such financial statements or schedules, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) as of its issue date or as of the Closing Date, the Prospectus or any amendment or supplement thereto (other than the financial statements and related schedules and the financial and statistical data derived from such financial statements or schedules, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, such counsel shall confirm that each of the Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements and related schedules and the financial and statistical data derived from such financial statements or schedules, as to which such counsel need express no opinion) as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                The opinion of Wilson Sonsini Goodrich & Rosati described in
Section 6(e) above shall be rendered to you at the request of the Company and shall so state therein.

                (f) The Representatives shall have received from Joshua Metzger, Esq., General Counsel of the Company, an opinion, dated such Closing Date, to the effect that all the outstanding shares of capital stock of the Company issued from June 18, 1999 until such Closing Date have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive rights pursuant to the Company's Certificate of Incorporation or Bylaws or applicable federal, California or Delaware law or any agreement or instrument to which the Company is a party or by which the Company or its property is bound.

                (g) The Representatives shall have received an opinion, dated such Closing Date, of Latham & Watkins LLP, counsel for the Selling Stockholder, to the effect that:

                (i) Upon physical delivery of the Selling Stockholder Securities to the Representatives for the accounts of the several Underwriters in the State of New York, the registration of the Securities in the names of the several Underwriters upon registration of transfer by the issuer thereof, and payment therefor in accordance with the terms of the Underwriting Agreement, each of the several Underwriters will become the registered "protected purchaser" (as defined in Section 8-303(a) of the New York UCC) of the Selling Stockholder Securities registered in each such Underwriter's name, free of any "adverse claim" (as defined in Section 8-102(a)(1) of the New York UCC);

                (ii) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities sold by the Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws; provided that such counsel need express no opinion regarding the Investment Company Act of 1940, as amended;

                (iii) the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any order, solely as identified in a certificate by the Selling Stockholder that is certified by an officer of the Selling Stockholder as being true and complete (a "SELLING STOCKHOLDER CERTIFICATE"), of any governmental agency or body or any court having jurisdiction over the Selling Stockholder or any of its properties, or (ii) any material agreement or instrument, solely as identified in a Selling Stockholder Certificate, to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject, or
        (iii) the charter or by-laws of the Selling Stockholder;

                (iv) the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation of any governmental agency or body; provided that such counsel need express no opinion regarding the Investment Company Act of 1940, as amended; and

                (v) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

                (h) The Representatives shall have received from Fried, Frank, Harris, Shriver & Jacobson, special counsel for the Selling Stockholder, an opinion, dated such Closing Date, to the effect that the Selling Stockholder is not, and after giving effect to the offering and sale of the Offered Securities to be sold by the Selling Stockholder will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended, or "controlled" by an "investment company" under that act.

                (i) The Representatives shall have received from O'Melveny & Myers LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholder and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                (j) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                (k) The Representatives shall have received a letter, dated such Closing Date, of Ernst & Young LLP which meets the requirements of subsection
(a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                (l) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each of executive officers and directors of the Company.

The Selling Stockholder and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

        7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter; provided, further, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

                (b) The Selling Stockholder will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact pertaining to the Selling Stockholder or the Offered Securities to be offered and sold by the Selling Stockholder hereunder set forth under the captions "Principal and Selling Stockholders" and "Risk Factors -- Future sales of our common stock by our stockholders may depress our stock price" in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact pertaining to the Selling Stockholder or the Offered Securities to be offered and sold by the Selling

Stockholder hereunder required to be stated therein or necessary to make the statements in such sections not misleading or (ii) the breach of any representation, warranty or agreement set forth in Section 2(b)(ii) hereof, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter; provided, further, that the liability under this subsection (b) of the Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds to the Selling Stockholder from the sale of Securities sold by the Selling Stockholder hereunder.

                (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and the Selling Stockholder, its directors and officers and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the concession and reallowance figures appearing in the fourth textual paragraph under the caption "Underwriting" and the statements concerning stabilization activities appearing in the ninth textual paragraph (including sub-paragraphs) and tenth textual paragraph under the caption "Underwriting."

                (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

                (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                (f) The obligations of the Company and the Selling Stockholder under this Section shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.

        8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

        9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Stockholder, the Company or any of their respective Representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholder, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(d), the Company and the Selling Stockholder will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

        10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 74 North Pasadena Avenue, Third Floor, Attention: Chief Executive Officer, or, if sent to the Selling Stockholder will be mailed, delivered or telegraphed and confirmed to it at Bill Gross' idealab!, Attention:
Chief Executive Officer, 130 West Union Street, Pasadena, California 91103; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

        11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

        12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives will be binding upon all the Underwriters.

        13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

        The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholder, the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,


                                         BILL GROSS' IDEALAB!


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         GOTO.COM, INC.


                                         By:
                                            ------------------------------------
                                         Name: Ted Meisel
                                         Title: Chief Executive Officer


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


    CREDIT SUISSE FIRST BOSTON CORPORATION
    SALOMON SMITH BARNEY INC.
    US BANCORP PIPER JAFFRAY

        By: CREDIT SUISSE FIRST BOSTON CORPORATION


           By:
              ---------------------------------
           Name:
           Title:

        Acting on behalf of itself and as the
         Representatives of the several
         Underwriters.

                                   SCHEDULE A


                                                                 NUMBER OF        NUMBER OF
                                                                   FIRM            OPTIONAL
                                                               SECURITIES TO     SECURITIES TO
                   SELLING STOCKHOLDER                            BE SOLD           BE SOLD
                   -------------------                         -------------     -------------
    Bill Gross' idealab!                                         5,000,000
                                                                 ---------         ---------

  Total......................................................    5,000,000
                                                                 =========         =========

                                   SCHEDULE B


                                                                        NUMBER OF
                                                                     FIRM SECURITIES
               UNDERWRITER                                           TO BE PURCHASED
               -----------                                           ---------------
Credit Suisse First Boston Corporation.........................

Salomon Smith Barney Inc.

US Bancorp Piper Jaffray



                                                                   ----------------
                      Total....................................
                                                                   ================